                                  EXHIBIT 99.1


             CERTIFICATION SOLELY TO COMPLY WITH SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Renal Care Group, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify solely to comply with Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Sam A. Brooks, Jr.
---------------------------------
Sam A. Brooks, Jr.
Chief Executive Officer
August 14, 2002



/s/ R. Dirk Allison
---------------------------------
R. Dirk Allison
Chief Financial Officer
August 14, 2002